Net (loss) / income per Share	12 Months Ended
Mar. 31, 2025
Earnings Per Share [Abstract]
Net (loss) / income per Share

Note 21 - Net (loss) / income per Share

Basic consolidated net loss per share (“EPS”) is calculated using the Company’s share of its subsidiaries earnings/ net loss as well as ATI stand-alone earnings/ net loss and the weighted number of shares outstanding during the reporting period. Diluted consolidated EPS includes the dilutive effect of vested and unvested stock options of the Company’s subsidiaries.

The Company analyzed the calculation of net earnings per share for periods prior to the Business Combination on November 6, 2023 and determined that it resulted in values that would not be meaningful to the users of the consolidated financial statements, as the capital structure completely changed as a result of the Business Combination. Therefore, net earnings per share information has not been presented for periods prior to the Business Combination.

The Company’s Class V ordinary shares do not participate in the earnings or losses of the Company and are therefore not participating securities. As such, separate presentation of basic and diluted net earnings per Class V ordinary share under the two-class method has not been presented.

The following table sets forth the computation of basic and diluted net income/loss per share for the year ended March 31, 2025 and March 31, 2024 (in thousands, except share and per share amounts):

	Year Ended March 31,
	2025	2024
Net (Loss) / Income attributable to controlling interest for the period for Basic and Dilutive Earning per share (A)	$(19,714)	$14,154
Weighted average shares outstanding of Class A ordinary shares, basic and diluted (B)	43,080,693	15,532,382

(Loss) / Earning per share:
Basic and Diluted (A/B)	$(0.46)	$0.91